UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 25, 2005

Bay National Corporation
(Exact Name of Registrant as Specified in its Charter)

Maryland	333-87781	52-2176710
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2328 West Joppa Road
Lutherville, Maryland	21093
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: 410/494-2580

                                               N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On July 25, 2005, Bay National Corporation (the “Registrant”) announced its earnings for the three months ended June 30, 2005. For further information, reference is made to the Registrant’s press release, dated July 25, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 2.02 of Form 8-K.

ITEM 7.01. REGULATION FD DISCLOSURE.

On July 25, 2005, the Registrant announced its earnings for the three months ended June 30, 2005. For further information, reference is made to the Registrant’s press release, dated July 25, 2005, which is attached hereto as Exhibit 99.1 and incorporated herein by reference. The attached press release is furnished pursuant to this Item 9 of Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

The following exhibits are filed herewith:

99.1 Press Release dated July 25, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BAY NATIONAL CORPORATION

Date July 25, 2005	By:	/s/ Hugh W. Mohler
Hugh W. Mohler, President

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